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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K
                                   CURRENT REPORT



Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported):      April 13, 1998
                                                  -----------------------

                           HICKORY TECH CORPORATION
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            (Exact name of registrant as specified in its charter)


            Minnesota                0-13721                  41-1524393
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 (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)            File Number)         Identification No.)


221 East Hickory Street, P.O. Box 3248, Mankato, MN                   56002-3248
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(Address of principal executive offices)                              (Zip code)



Registrant's telephone number including area code         (800) 326-5789
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 13, 1998, the shareowners of the Registrant confirmed the Board of Directors' selection of Coopers & Lybrand L.L.P. as the Registrant's auditors for 1998, with a vote of 3,559,881 votes for and 41,858 votes either against or abstained.

On March 11, 1998, the Registrant filed a Form 8-K reporting on Item 4 (Changes in Registrant's Certifying Accountant). The Form 8-K reported that on March 5, 1998, the Registrant notified Olsen, Thielen & Co., Ltd. of their dismissal as the Registrant's certifying accountants effective April 13, 1998. There were no disagreements with Olsen, Thielen & Co., Ltd. nor reportable events (as described in Regulation S-K Item 304 (a)(1)(v)). The Registrant had provided a copy of the disclosure to Olsen, Thielen & Co., Ltd. and was furnished with a letter addressed to the Securities and Exchange Commission stating their agreement with the statements concerning their firm in the Form 8-K disclosure.

Thus, effective April 13, 1998, Coopers & Lybrand L.L.P. are the Registrant's auditors for 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. NONE



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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 17, 1998
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                              HICKORY TECH CORPORATION

                              By  /s/ Robert D. Alton, Jr.
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                                 Robert D. Alton, Jr., Chief Executive Officer


                              By  /s/ David A. Christensen
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                                 David A. Christensen, Chief Financial Officer